EXHIBIT 21.1
NEW RESIDENTIAL INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

1.	New Residential Investment Corp. (f/k/a NIC MSR LLC)	Delaware
2.	NIC MSR I LLC	Delaware
3.	NIC MSR II LLC	Delaware
4.	NIC MSR III LLC	Delaware
5.	NIC RMBS LLC	Delaware
6.	NIC MSR VIII LLC	Delaware
7.	NIC MSR IX FH LLC	Delaware
8.	NIC MSR X FN LLC	Delaware
9.	NIC MSR XI GN LLC	Delaware
10.	MSR VIII Parent LLC	Delaware
11.	MSR IX Parent LLC	Delaware
12.	MSR X Parent LLC	Delaware
13.	MSR XI Parent LLC	Delaware
14.	MSR XII Parent LLC	Delaware
15.	MSR VIII Holdings LLC	Delaware
16.	MSR IX Holdings LLC	Delaware
17.	MSR X Holdings LLC	Delaware
18.	MSR XI Holdings LLC	Delaware
19.	MSR XII Holdings LLC	Delaware
20.	MSR VIII LLC	Delaware
21.	MSR IX LLC	Delaware
22.	MSR X LLC	Delaware
23.	MSR XI LLC	Delaware
24.	MSR XII LLC	Delaware
25.	MSR Admin Parent LLC	Delaware
26.	MSR Admin LLC	Delaware
27.	MSR XIII Parent LLC	Delaware
29.	MSR XIII Holdings LLC	Delaware
30.	MSR XIII LLC	Delaware
31.	MSR IX Trust	Delaware
32.	MSR X Trust	Delaware
33.	NIC MSR XIV TBW FH LLC	Delaware
34.	MSR XIV Parent LLC	Delaware
35.	MSR XIV Holdings LLC	Delaware
36.	MSR XIV LLC	Delaware
37.	NIC Reverse Loan LLC	Delaware
38.	Reverse REO LLC (f/k/a Reverse TRS LLC)	Delaware

39.	NRZ Consumer LLC	Delaware
40.	NRZ SC America LLC	Delaware
41.	NRZ SC Credit Limited	Cayman Islands
42.	NRZ SC Finance I LLC	Delaware
43.	NRZ SC Finance II LLC	Delaware
44.	NRZ SC Finance III LLC	Delaware
45.	NRZ SC Finance IV LLC	Delaware
46.	NRZ SC Finance V LLC	Delaware
47.	MSR XV LLC	Delaware
48.	NRZ MSR CS LLC	Delaware
49.	MSR XVIII LLC	Delaware
50.	MSR XIV Trust	Delaware
51.	MSR XIII Trust	Delaware
52.	MSR XII Trust	Delaware
53.	MSR XI Trust	Delaware
54.	MSR VIII Trust	Delaware
55.	MSR XXIV LLC	Delaware
56.	NRZ Advance sub LLC (f/k/a Advance TRS LLC)	Delaware
57.	Advance Purchaser LLC	Delaware
58.	NRZ Agency MBS LLC	Delaware
59.	NRZ REO I Corp.	Delaware
60.	NRZ REO III Corp.	Delaware
61.	NRZ Pass-Through Trust I	New York
62.	New Residential Mortgage LLC	Delaware
63.	New Residential Advance Receivables Trust	Delaware
64.	New Residential Advance Depositor LLC	Delaware
65.	NRZ RA Holdings LLC	Delaware
66.	NRZ Mortgage Holdings LLC	Delaware
67.	MSR FM Admin Parent LLC	Delaware
68.	MSR FM Admin LLC	Delaware
69.	NRZ REO IV Corp.	Delaware
70.	NRZ Servicer Advance Facility Transferor MS, LLC	Delaware
71.	NRZ Servicer Advance Receivables Trust MS	Delaware
72.	MSR XVI Direct LLC	Delaware
73.	MSR XVII Direct LLC	Delaware
74.	MSR XXII LLC	Delaware
75.	MSR XXI LLC	Delaware
76.	MSR XXIII LLC	Delaware
77.	NRZ Servicer Advance Facility Transferor CS, LLC	Delaware
78.	NRZ Pass-Through IV Parent LLC	Delaware
79.	New Residential Funding I LLC	Delaware
80.	NRZ Servicer Advance Receivables Trust CS	Delaware

81.	NRZ REO II Corp.	Delaware
82.	NRZ REO Inventory Corp.	Delaware
83.	NRZ MBN Issuer Holdings LLC	Delaware
84.	New Residential Mortgage Loan Trust 2014-1	Delaware
85.	NRZ Pass-Through Trust II	New York
86.	NRZ Pass-Through Trust IV	New York
87.	MSR XXVI LLC	Delaware
88.	MSR XXVII LLC	Delaware
89.	MSR FN Admin Parent LLC	Delaware
90.	MSR FN Admin LLC	Delaware
91.	NRZ Advance Funding PLS3 Purchaser, LLC	Delaware
92.	NRZ Advance Funding PLS3 Holdings, LLC	Delaware
93.	NRZ Advance Funding PLS3 Depositor, LLC	Delaware
94.	NRZ Advance PLS3 Trust	Delaware
95.	NRZ Servicer Advance Facility Transferor JPMC, LLC	Delaware
96.	NRZ Servicer Advance Receivables Trust JMPC	Delaware
97.	NRZ REO V Corp.	Delaware
98.	NRZ Servicer Advance Facility Transferor MS2 LLC	Delaware
99.	NRZ Pass-Through V Parent LLC	Delaware
100.	NRZ Servicer Advance Receivables Trust MS2	Delaware
101.	NRZ Inventory Trust	New York
102.	NRZ Pass-Through Trust V	New York
103.	NRZ REO V-2 Corp.	Delaware
104.	New Residential Funding II LLC	Delaware
105.	New Residential Mortgage Loan Trust 2014-2	Delaware
106.	NRZ REO VI Corp.	Delaware
107.	NRZ REO VII Corp.	Delaware
108.	NRZ Pass-Through VI Parent LLC	Delaware
109.	NRZ Pass-Through VII Parent LLC	Delaware
110.	NRZ Pass-Through Trust VI	New York
111.	NRZ Pass-Through Trust VII	New York
112.	NRZ 2014-3 Holdings LLC	Delaware
113.	MSR PLS3 1 LLC	Delaware
114.	MSR XXVIII LLC	Delaware
115.	NRZ Residential Funding III LLC	Delaware
116.	New Residential Mortgage Loan Trust 2014-3	Delaware
117.	Reverse REO JV LLC	Delaware
118.	NRZ RMBS I L.L.C.	Marshall Islands
119.	NRZ RMBS II L.L.C.	Marshall Islands
120.	NRZ RMBS III L.L.C	Marshall Islands

121.	NRZ RMBS IV L.L.C.	Marshall Islands
122.	NRZ RMBS V L.L.C.	Marshall Islands
123.	MSR XXIX LLC	Delaware
124.	MSR XXX LLC	Delaware
125.	MSR XII Direct LLC	Delaware
126.	MSR XIII Direct LLC	Delaware